Cash and cash equivalents	9 Months Ended
Sep. 30, 2022
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at
	September 30,	December 31,
(in EUR 000)	2022	2021
Short term deposit	38	38
Current accounts	89,839	135,471
Total cash and cash equivalents	89,877	135,509

The decrease of current accounts by €45.6 million is due to an increase in term accounts of €25.5 million recorded as financial assets (we refer to note 14 for more details) and a decrease due to cash used in operations.